                                 LOAN AGREEMENT

         LOAN AGREEMENT, dated as of September 1, 2005, is entered into between
OPTICARE HEALTH SYSTEMS, INC., a Delaware corporation and OPTICARE EYE HEALTH
CENTERS, INC., a Connecticut corporation (collectively the "Borrowers" and individually a "Borrower") and REFAC, a Delaware corporation.

                               W I T N E S S E T H

         WHEREAS, Borrowers are parties to a Second Amended and Restated
Revolving Credit, Term Loan and Security Agreement, dated March 29, 2004 and amended on August 16, 2004, August 27, 2004 and January 12, 2005, with
CapitalSource Finance LLC ("CapitalSource"), a Delaware limited liability company (such agreement, together with the amendments thereto hereinafter being collectively referred to as the "CapitalSource Loan Agreement"); and

         WHEREAS, OptiCare Health Systems, Inc. ("OHS") has entered into a merger agreement (the "Merger Agreement"), dated August 22, 2005, with Refac and its subsidiary, OptiCare Merger Sub, Inc.; and

         WHEREAS, Borrowers Overadvance facility under the CapitalSource Loan
Agreement terminates on August 31, 2005; and

         WHEREAS, Borrowers have requested a loan in the amount of One Million
Dollars ($1,000,000) to provide it with additional financing pending the closing of the Merger Agreement; and

         WHEREAS, Refac is willing to provide such loan upon the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

         1. LOAN.
            ----

         Refac hereby agrees to loan the Borrowers the principal amount of One
Million Dollars ($1,000,000) in accordance with the terms set forth in the promissory note (the "Note") attached hereto as Exhibit "A".

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         2. SECURITY INTEREST.
            -----------------

         2.1 CapitalSource holds a first security interest in and to the
"Collateral" defined in the CapitalSource Loan Agreement. Promptly after the execution of this Agreement, Borrowers shall notify CapitalSource, in writing, of the loan made hereunder. If, in the opinion of counsel for Borrowers, they require the consent of CapitalSource in order to grant a security interest in the Collateral to Refac, they shall use their best efforts to get such consent.

         2.2 If such consent is not necessary or is obtained, as security for the payment of the Note, Borrowers shall grant Refac a security interest in such
Collateral, subordinate to the security interest held by CapitalSource and shall sign and deliver to Refac all such financing statements, instruments or other documents necessary to perfect and/or protect such security interest.

         2.3 If Borrowers are able to grant the security interest contemplated by this Paragraph 2, the "Applicable Interest Rate" provided for in the Note shall be 9.75% commencing upon the date that such security interest is perfected and Borrowers agree to reimburse Refac for any and all filing fees and costs of preparing and any and all documents necessary to perfect and/or protect same.

         3. REPRESENTATIONS AND WARRANTIES.
            ------------------------------

         Borrowers hereby make the following representations and warranties to
Refac, each of which is material and is being relied upon by Refac:

         3.1 Borrowers hereby acknowledge and agree that Refac is relying upon all of the representations and warranties made by OHS in the Merger Agreement with the same force and effect as if set forth herein in full.

         3.2 The execution and delivery of this Agreement and the Note and the performance by Borrowers of their obligations as set forth therein or any other instrument or documents executed thereto, have been duly authorized by all necessary corporate action and do not and will not conflict with, result in a violation of, or constitute a default under any provisions of any Certificate of
Incorporation or By-law or any agreement or instrument binding upon any of the
Borrowers, or any law, or governmental regulation, or court decree or order.

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         4. MISCELLANEOUS.
            -------------

         4.1 Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this
Agreement or any provision hereof.

         4.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (i) upon personal delivery, (ii) one business day after being sent via a nationally recognized overnight courier service if overnight courier service is requested or (iii) upon receipt of electronic or other confirmation of transmission if sent via facsimile, in each case at the addresses or fax numbers
(or at such other address or fax number for a party as shall be specified by like notice) set forth below:

                     (a) if to REFAC, at

                         One Bridge Plaza
                         Fort Lee, NJ 07024
                         Attn: Robert L. Tuchman
                         Fax:  (201) 585-2020

                         with a copy to:

                         Skadden, Arps, Slate, Meagher & Flom LLP
                         Four Times Square
                         New York, NY 10036
                         Attn: Stephen M Banker
                         Fax:  (917) 777-2760

                         (b) if to the Borrowers, to

                         OptiCare Health Systems, Inc.
                         87 Grandview Avenue
                         Waterbury, CT 06708
                         Attn: Christopher J. Walls
                         Fax:  (203) 596-2227

         4.3 Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof.

         4.4 Entire Agreement; No Third-Party Beneficiaries. This Agreement,
together with the Note, (a) constitutes the entire agreement and supersede all prior agreements

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and understandings, whether written or oral, among the parties with respect to the subject matter hereof and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

         4.5 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

         4.6 Binding. This Agreement shall be binding upon the parties hereto and their respective successors, and shall inure to the benefit of the parties hereto and successors of Refac.

         IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed the day and year first above written.

                        REFAC

                        By:  /s/ Robert L. Tuchman
                             --------------------------------
                             Name:  Robert L. Tuchman
                             Title: Chief Executive Officer

                        OPTICARE HEALTH SYSTEMS, INC.

                        By:  /s/ Christopher J. Walls
                             --------------------------------
                             Name:  Christopher J. Walls
                             Title: Chief Executive Officer

                        OPTICARE EYE HEALTH CENTERS, INC.

                        By:  /s/ Christopher J. Walls
                             --------------------------------
                             Name:  Christopher J. Walls
                             Title: Chief Executive Officer

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